June 1, 2001

                          SUPPLEMENT TO PROSPECTUS FOR

                       PIONEER LIMITED MATURITY BOND FUND

                               DATED APRIL 2, 2001

The Trustees of Pioneer Limited Maturity Bond Fund (the "Fund") have approved the tax-free reorganization of the Fund into Pioneer Bond Fund ("Bond Fund"). The proposed reorganization will be submitted for approval by the Fund's shareholders at a meeting currently scheduled to be held in September 2001.
If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after September 28, 2001. There can be no assurance that the reorganization will be approved or, if approved, completed.

The investment objectives of the Fund and Bond Fund are generally similar, as shown in the following table.

------------------------------------------------------------ ---------------------------------------------------------
LIMITED MATURITY BOND FUND                                   BOND FUND

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
A high level of current income consistent                    To provide current income from an investment grade
with a relatively high level of principal stability.         portfolio with due regard to preservation of capital
                                                             and prudent investment risk. The fund also seeks
                                                             a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with
                                                             preserving the investment grade quality of the
                                                             fund's portfolio.



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Invests at least 90% of its assets in U.S. government        Invests at least 80% of its assets in debt securities
securities or debt securities that are rated                 issued or guaranteed by the U.S. government or its
investment grade at the time of purchase or cash and         agencies and instrumentalities, debt securities of corporate
cash equivalents.                                            and other issuers, rated at least investment grade at the time of investment, or cash and cash equivalents. The fund may also invest up to 20% of its total assets in below investment
                                                             grade securities.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
The average life of the fund's portfolio will be in the 1    May invest in securities with a broad range of
to 5 year range and the average life of any single issue     maturities and maintains an average portfolio
will be no greater than ten years.                           maturity which varies based upon the judgment
                                                             of Pioneer.

------------------------------------------------------------ ---------------------------------------------------------

Pioneer Investment Management, Inc. ("Pioneer") intends to close the Fund to new accounts on June 29, 2001. While otherwise closed to new investments, the fund may permit (i) shareholders of record to make additional investments to an existing account, (ii) purchases by certain employer-sponsored retirement plans and (iii) transfers of assets in connection with re-registration. Pioneer may amend this policy or reopen the fund to new investments at any time.

The Fund's checkwriting privilege will be discontinued on June 29, 2001. Checks dated up to and including June 29, 2001 will be honored by the Fund.

FUND ADVISORY FEE RATES

The contractual management fee rates (expressed as an annual percentage of average daily net assets) payable by the Fund and Bond Fund are shown in the following table.

---------------------------------------------------------- ----------------------------------------------------------
               LIMITED MATURITY BOND FUND                                          BOND FUND

---------------------------------------------------------- ----------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------
 0.50% of the fund's average daily net assets up to $100         0.50% of the fund's average daily net assets
  million, 0.45% of the next $200 million and 0.40% on
                assets over $300 million
---------------------------------------------------------- ----------------------------------------------------------


FUND EXPENSE RATIOS

The following table shows the expense ratios of Class A and B shares of each fund for the most recently completed fiscal year.

NAME OF FUND
---------------------------------------------------------------------------------------------------------------------
                                             EXPENSE RATIO
                                             CLASS A                     CLASS B

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund (gross expenses)  1.58%                     2.21%

Limited Maturity Bond Fund (net of expense
limitation)                                  0.85%*                    1.49%*

Bond Fund                                    1.18%                     2.05%
---------------------------------------------------------------------------------------------------------------------

* Pioneer has agreed not to impose, during the Fund's current fiscal year, all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.85% of the average daily net assets attributable to Class A shares. The portion of fund expenses attributable to Class B shares will be reduced only to the extent such expenses are reduced for Class A shares. Pioneer may amend or eliminate this expense limitation agreement at the end of any fiscal year.


                                                                  10096-00-0501
                                            (C) Pioneer Funds Distributor, Inc.